SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 3, 2005



                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                        0-27122               94-2900635
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)

                     3011 Triad Drive
                      Livermore, CA                             94550
         (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry Into a Material Definitive Agreement.

2005 Equity Incentive Plan

         On November 3, 2005 at the Annual Meeting of Shareholders (the "2005 Annual Meeting") of Adept Technology, Inc. ("Adept"), the Adept shareholders approved the adoption of the Adept Technology, Inc. 2005 Equity Incentive Plan (the "2005 Plan"). The 2005 Plan provides for discretionary grants of various types of awards, which are discussed below. Current non-employee directors of Adept and its subsidiaries and current or prospective officers or employees of Adept and its subsidiaries are eligible to participate in the 2005 Plan. The 2005 Plan authorizes a total of 400,000 shares of common stock for issuance thereunder. The maximum aggregate number of shares issuable under all types of awards during any calendar year to any one participant is 150,000. The term of the 2005 Plan is June 16, 2005 to June 16, 2015.

         Stock options (including both incentive stock options and nonqualified options), stock appreciation rights, restricted stock and restricted stock units, and performance award units may be awarded under the 2005 Plan. The exercise price for stock options must equal the fair market value of Adept's common stock on the date of the grant and options may be for a term of no more than ten years. Stock options may not be repriced without shareholder approval. Stock appreciation rights provide the right to the monetary equivalent of the increase in the value of a specified number of Adept's shares over a specified period of time after the right is granted. They may be paid in cash, stock or a combination thereof and are generally subject to the same terms and limitations as stock options. Restricted stock is an award of shares, the grant, issuance, retention and/or vesting of which is subject to performance and/or other conditions. Performance award units may entitle participants to receive amounts payable in cash or stock, based on the satisfaction of certain performance criteria.

         The 2005 Plan will be administered by the Compensation Committee of the Board of Directors or another committee of two or more directors as established by the Board of Directors.

2003 Stock Option Plan Amendment

         On November 3, 2005 at the 2005 Annual Meeting, the shareholders approved an amendment to the Adept Technology, Inc. 2003 Stock Option Plan solely to increase the number of shares of common stock that may be authorized for grant to an individual within a calendar year from 5,000 to 250,000, with no change to the total number of shares authorized for issuance under the 2003 Stock Option Plan.

Director Indemnification Agreements

         On November 4, 2005, in connection with the reincorporation of Adept in Delaware, each of Adept's directors entered into an indemnification agreement with Adept-Delaware. Each of the agreements is substantially in the same form as the others and confers upon the signatory certain rights of indemnification and payment of expenses by Adept-Delaware. Those rights include the right to indemnification to the fullest extent permitted by the Delaware General Corporation Law. The new indemnification agreements will govern the indemnification arrangements between Adept and its directors and supersede the pre-existing arrangements with Adept-California as a result of the reincorporation to Delaware. Additional information regarding Adept's reincorporation in Delaware is provided in Section 8.01 below.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (d) On November 3, 2005 at the 2005 Annual Meeting, A. Richard Juelis was elected by the shareholders as a director of Adept, effective on the date of the meeting. As previously disclosed on Adept's report on Form 8-K dated September 26, 2005, Mr. Juelis was appointed by Adept's Board of Directors to chair Adept's Audit Committee and to serve on Adept's Compensation Committee and Nominating and Corporate Governance Committee upon his election by the shareholders of Adept to serve as a director.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         (a) On November 3, 2005 at the 2005 Annual Meeting, the shareholders approved a proposal providing for the increase of the number of shares of authorized capital stock of Adept from 15,000,000 to 20,000,000, increasing the authorized number of shares of common stock from 14,000,000 to 19,000,000. Pursuant to the terms of that proposal, prior to the consummation of the reincorporation of Adept in Delaware, the Certificate of Incorporation of Adept-Delaware was amended on November 4, 2005 to increase the number of shares of authorized capital stock of Adept-Delaware from 200 to 20,000,000, consisting of 19,000,000 shares of common stock and 1,000,000 shares of preferred stock.

Item 8.01.     Other Events.

Reincorporation in Delaware

         On November 4, 2005, Adept Technology, Inc., a California corporation ("Adept-California"), completed a reincorporation in Delaware through the merger of Adept-California with and into its wholly-owned subsidiary, Adept Technology, Inc., a Delaware corporation ("Adept-Delaware"). As of the effective date of the merger, Adept-California ceased to exist.

         The reincorporation effects a change in the legal domicile of Adept-California. The reincorporation will not result in any significant change in Adept-California's business, management, employees, fiscal year, assets or liabilities, will not cause the principal executive offices or other facilities of Adept-California to be moved, and will not result in any relocation of management or other employees. The holders of a majority of the outstanding shares of common stock of Adept-California approved the reincorporation on November 3, 2005 at the 2005 Annual Meeting.

         As a result of the merger, each share of Adept-California's common stock, no par value per share, was automatically converted into one share of Adept-Delaware's common stock, par value $0.001 per share, and each previously issued and outstanding share of Adept-Delaware common stock was cancelled. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF ADEPT-DELAWARE.

Proposals Approved at Annual Meeting of Shareholders

         Based on the report of the inspector of election, all five of the proposals on the ballot at the 2005 Annual Meeting held on November 3, 2005 were approved by the shareholders. The five proposals were as follows:

1. Election of the following five directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified:

                  Robert H. Bucher
                  A. Richard Juelis
                  Michael P. Kelly
                  Robert J. Majteles
                  Cary R. Mock

2. Approval of an amendment to the 2003 Stock Option Plan solely to increase the number of shares of common stock which may be authorized for grant to an individual within a calendar year to 250,000, with no change to the total number of shares authorized for issuance under the 2003 Stock Option Plan.

3. Approval of the 2005 Equity Incentive Plan.

4. Increase of the number of shares of authorized capital stock from 15,000,000 to 20,000,000, increasing the authorized number of shares of common stock from 14,000,000 to 19,000,000.

5. Approval of the reincorporation of Adept from California to Delaware.

Item 9.01.     Financial Statements and Exhibits.

         (c) Exhibits

         2.1 Agreement and Plan of Merger dated November 4, 2005 between Adept-Delaware and Adept-California.

         3.1 Certificate of Incorporation of Adept-Delaware, as filed with the Delaware Secretary of State on August 17, 2005.

         3.2 Certificate of Amendment of Certificate of Incorporation of Adept-Delaware, as filed with the Delaware Secretary of State on November 4, 2005.

         3.3      Bylaws of Adept-Delaware, as adopted on August 18, 2005.

         10.1 Form of Indemnification Agreement between Adept-Delaware and its directors and executive officers.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ADEPT TECHNOLOGY, INC.



Date:  November 8, 2005                     By: /s/ Robert R. Strickland
                                                --------------------------------
                                            Robert R. Strickland
                                            Chief Financial Officer